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                                                                EXHIBIT 10.11(b)

                          SCHEDULE OF EXECUTIVES WITH
                             CONTINUITY AGREEMENTS

TITLE                                                             NAME            YEARS/COMP*
-----                                                             ----            -----------
Chairman, President and Chief Executive Officer.........  Stephen D. Newlin            3

Vice President and General Manager, Distribution........  Michael L. Rademacher        3

Vice President, Chief Legal Officer and Secretary.......  Wendy C. Shiba               3

Vice President and Chief Information and Human Resources
  Officer...............................................  Kenneth M. Smith             3

Vice President and Chief Financial Officer..............  W. David Wilson              3

Vice President and General Manager, International
  Compounds and Colors..................................  Bernard Baert                2

Vice President and General Manager, Producer Services...  Patrick F. Burke             1

Vice President and General Manager, Engineered
  Materials.............................................  Richard J. Burns             1

Vice President and General Manager, North American Vinyl
  Compounds.............................................  Robert M. Rosenau            3

Vice President and Chief Technology Officer.............  Roger W. Avakian             1

Vice President and Chief Investor and Communications
  Officer...............................................  Dennis A. Cocco              1

Vice President , Polymer Coating Systems................  Daniel L. Kickel             1

Treasurer...............................................  John L. Rastetter            1

Controller and Assistant Treasurer......................  Michael J. Meier             1

Vice President and General Manager, Specialty Resins....  Francois S. Cote             1

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* Years of compensation payable upon change of control.